                                                                     EXHIBIT 4.1


     NUMBER                       MAXYGEN                         SHARES
  -----------                                                  -------------
  MAX
  -----------                                                  -------------

                      INCORPORATED UNDER THE LAWS OF     SEE REVERSE FOR CERTAIN
                           THE STATE OF DELAWARE            DEFINITIONS AND A
                                                           STATEMENT AS TO THE
                                                           RIGHTS, PREFERENCES,
                                                              PRIVILEGES AND
                                                          RESTRICTIONS ON SHARES

THIS CERTIFICATE IS TRANSFERABLE IN                          CUSIP 577776 10 7
NEW YORK, NY OR RIDGEFIELD PARK, NJ

THIS CERTIFIES THAT

IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE, OF

                                 MAXYGEN, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                    [SEAL]
      /s/ Julian N. Stern                                   /s/ Russell Howard

         SECRETARY                                          PRESIDENT AND CHIEF
                                                             EXECUTIVE OFFICER

                                       COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                         TRANSFER AGENT AND REGISTRAR

                                       By
                                                          AUTHORIZED SIGNATURE

                                 MAXYGEN, INC.


  A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitaions or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  --  as tenants in common                                   UNIF GIFT MIN ACT -- ............... Custodian ...............
  TEN ENT  --  as tenants by the entireties                                                     (Cust)                  (Minor)
  JT TEN   --  as joint tenants with right of                                              under Uniform Gifts to Minors
               survivorship and not as tenants                                             Act .....................................
               in common                                                                                     (State)
                                                                      UNIF TRF MIN ACT -- .......... Custodian (until age .........)
                                                                                             (Cust)
                                                                                          .................. under Uniform Transfers
                                                                                                (Minor)
                                                                                          to Minors Act ............................
                                                                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________


                               X _______________________________________________

                               X _______________________________________________
                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                         NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By __________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.